UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3642 E. US Highway 70

Claremont, North Carolina 28610

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 459-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COMM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed, on April 4, 2019, CommScope Holding Company, Inc. (the “Company”) issued and sold 1,000,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), for an aggregate purchase price of $1.0 billion, or $1,000 per share, pursuant to an Investment Agreement by and between the Company and Carlyle Partners VII S1 Holdings, L.P. (“Carlyle”), dated as of November 8, 2018. Also, as previously disclosed, during 2020, the Company paid dividends in kind in the aggregate amount of 41,819 shares of Series A Preferred Stock to the holders of the Series A Preferred Stock; during 2021, the Company paid dividends in kind in the aggregate amount of 14,325 shares of Series A Preferred Stock to the holders of the Series A Preferred Stock; during 2022, the Company paid dividends in kind in the aggregate amount of 44,166 shares of Series A Preferred Stock to the holders of the Series A Preferred Stock; on March 31, 2023, the Company paid a dividend in kind in the aggregate amount of 15,129 shares of Series A Preferred Stock to the holders of the Series A Preferred Stock as of March 15, 2023; on June 30, 2023, the Company paid a dividend in kind in the aggregate amount of 15,337 shares of Series A Preferred Stock to the holders of the Series A Preferred Stock as of June 15, 2023; and on September 30, 2023, the Company paid a dividend in kind in the aggregate amount of 15,548 shares of Series A Preferred Stock to the holders of the Series A Preferred Stock as of September 15, 2023. The material terms of the Series A Preferred Stock are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2019, which description is incorporated by reference herein.

On December 14, 2023, the Board of Directors of the Company declared a dividend (the “Dividend”) on the shares of Series A Preferred Stock issued and outstanding as of the record date for such dividend, as a dividend in kind in the form of 15,761 shares of Series A Preferred Stock in the aggregate, plus $955.00 in cash in the aggregate in lieu of fractional shares. The Company expects to pay the Dividend on December 31, 2023.

The Dividend is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. Carlyle represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Series A Preferred Stock is being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and appropriate legends will be affixed to any certificates evidencing the shares of Series A Preferred Stock and/or shares of the Company’s common stock, par value $0.01 per share, issued upon conversion of Series A Preferred Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.
Date: December 18, 2023
	By:	/s/ Kyle D. Lorentzen
	Name:	Kyle D. Lorentzen
	Title:	Executive Vice President and Chief Financial Officer